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                                                                   EXHIBIT 23.1


                        CONSENT OF INDEPENDENT AUDITORS


The Board of Directors
Guilford Pharmaceuticals Inc.

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the Registration Statement.

                                                      KPMG LLP

Philadelphia, Pennsylvania
July 7, 1999